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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)        January 21, 1998
                                                     ---------------------------


                            UNISOURCE WORLDWIDE, INC.
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             (Exact name of registrant as specified in its charter)




          DELAWARE              File No. 1-14482             13-5369500
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       (State or other             (Commission            (I.R.S. Employer
        jurisdiction              File Number)           Identification No.)
      of incorporation)


         P.O. Box 3000-0935, Berwyn, Pennsylvania            19312
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       (Address of principal executive offices)            (Zip Code)


     Registrant's telephone number, including area code:     (610) 296-4470
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                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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         On January 21, 1998, the Registrant issued two press releases, copies of which are attached as exhibits and incorporated herein by this reference as though fully set forth within this Item 5.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

              (c)  Exhibits.
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                   (99.1) Press Release dated January 21, 1998.
                   (99.2) Press Release dated January 21, 1998.
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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNISOURCE WORLDWIDE, INC.
                                       (Registrant)



                                       By: /s/ Thomas A. Decker
                                           ---------------------------
                                               Thomas A. Decker
                                               Senior Vice President,
                                               General Counsel and Secretary




Dated: January 21, 1998
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                                 Exhibit Index
                                 -------------


     (99.1) Press Release dated January 21, 1998.
     (99.2) Press Release dated January 21, 1998.